CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Current assets:
Accounts receivable, allowance	$ 842	$ 566
Stockholders' equity:
Common stock, par value (in dollars per share)	$ 0.0001	$ 0.0001
Common stock, shares authorized (in shares)	230,000,000	230,000,000
Common stock, shares issued (in shares)	36,182,783	17,227,682
Common stock, shares outstanding (in shares)	36,182,783	17,227,682